UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

June 23, 2026

Date of report (Date of earliest event reported)

Thunder Power Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41424	87-4620515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 5, 21/F., Westley Square, 48 Hoi Yuen Road Kwun Tong, Kowloon, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

+852 68975591

(Registrant’s telephone number, including area code)

221 W 9th St #848, Wilmington, Delaware, 19801

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001	AIEV	OTCQB® Venture Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Shareholders.

On June 22, 2026, Thunder Power Holdings, Inc. (the “Company”) filed a certificate of conversion with the Secretary of State of the State of Delaware. On June 23, 2026, the Company filed the articles of conversion with the Secretary of State of the State of Nevada, pursuant to which the reincorporation of the Company from the State of Delaware to the State of Nevada (the “Reincorporation”) became effective on June 23, 2026, at 8:19 a.m. Pacific Time (the “Effective Time”). At the Effective Time:

●	The Company’s state of incorporation changed from the State of Delaware to the State of Nevada; and

●	The affairs of the Company ceased to be governed by the laws of the State of Delaware and the Company’s existing amended and restated certificate of incorporation and amended and restated bylaws, and instead became governed by the laws of the State of Nevada and the articles of incorporation filed with the Secretary of State of the State of Nevada (the “Nevada Charter”) and the bylaws approved by the Company’s board of directors (the “Nevada Bylaws”).

The Reincorporation did not result in any change in the business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities, or net worth (other than as a result of the costs related to the Reincorporation). The Reincorporation did not materially affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements continue to be the rights and obligations of the Company after the Reincorporation.

At the Effective Time, each outstanding share of Common Stock, par value $0.0001 per share, of the Delaware corporation (the “Delaware Corporation Common Stock”) automatically converted into one outstanding share of common stock, par value $0.0001 per share, of the Nevada corporation (the “Nevada Corporation Common Stock”). Stockholders do not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding option, or right to acquire shares of Delaware Corporation Common Stock automatically became an option, or right to acquire an equal number of shares of Nevada Corporation Common Stock under the same terms and conditions. The Nevada Corporation Common Stock continues to be traded on the OTCQB “Venture Market” board under the symbol “AIEV.”

The Reincorporation resulted in the Company’s security holders becoming subject to certain differences between Delaware and Nevada law and between the Company’s Delaware organizational documents and the Nevada Charter and Nevada Bylaws, which may be material to stockholders. Certain rights of the Company’s stockholders were changed as a result of the Reincorporation. A more detailed description of the Plan of Conversion, Nevada Charter, Nevada Bylaws, and the effects of the Reincorporation is set forth in the Definitive Information Statement filed by the Company on Schedule 14C with the Securities and Exchange Commission on June 2, 2026 (the “Information Statement”). The foregoing description of the Reincorporation is qualified in its entirety by reference to the Plan of Conversion, the Nevada Charter, and the Nevada Bylaws, copies of which are filed as Exhibits 2.1, 3.1, and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 is incorporated by reference into this Item 5.03. At the Effective Time, the Company’s Delaware certificate of incorporation and bylaws ceased to govern the Company, and the Nevada Charter and Nevada Bylaws became effective. Copies of the Nevada Charter and Nevada Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2026, certain stockholders (collectively, the “Consenting Stockholders”) of the Company holding at least a majority of the voting power of the Company’s outstanding shares of capital stock entitled to vote adopted resolutions by written consent (the “Written Consent”) in lieu of a meeting of stockholders to approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”). In connection with the Nevada Reincorporation, the Company filed the Information Statement with the U.S. Securities and Exchange Commission, which was mailed to all holders of record of the Company’s voting capital stock as of the close of business on May 26, 2026 (the “Record Date”).

The Consenting Stockholders are, collectively, Wellen Sham, Old Gen Holdings LLC, Electric Power Technology Limited, Gen A Holdings LLC, Gen J Holdings LLC, Gen M Holdings LLC, Julian Coleman Sham, Ling Houng Sham, Golden Name Investment Limited, Siang Fang International Co., Ltd., Pok Man Ho, and Kevin Vassily. As of the close of business on the Record Date, the Consenting Stockholders together held 63,462,251 shares of the Company’s Common Stock, representing approximately 62% of the voting power of our outstanding shares of capital stock entitled to vote.

Item 7.01. Regulation FD Disclosure.

On July 17, 2026, the Company issued a press release announcing the completion of the Reincorporation and the Company’s conversion from a Delaware corporation to a Nevada corporation, effective as of the Effective Time. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Plan of Conversion

3.1	Articles of Incorporation of Thunder Power Holdings, Inc.

3.2	Bylaws of Thunder Power Holdings, Inc.

99.1	Press Release, dated July 17, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER POWER HOLDINGS, INC.

Date: July 17, 2026	By:	/s/ Christopher Nicoll
Christopher Nicoll
Chief Executive Officer

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